LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

Seeking growth of capital and of income

KEMPER
BLUE CHIP FUND

                                "... our intensive stock selection process leads
                              us to some of the most attractive blue-chip stocks
                                     from a wide variety of market sectors. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

11
INDUSTRY SECTORS

12
LARGEST HOLDINGS

13
PORTFOLIO OF INVESTMENTS

17
FINANCIAL STATEMENTS

20
FINANCIAL HIGHLIGHTS

22
NOTES TO FINANCIAL STATEMENTS

27
REPORT OF INDEPENDENT AUDITORS

 KEMPER BLUE CHIP FUND TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                  KEMPER BLUE CHIP FUND       KEMPER BLUE CHIP FUND      LIPPER LARGE-CAP VALUE
KEMPER BLUE CHIP FUND CLASS A                            CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
-----------------------------                     ---------------------       ---------------------      -----------------------
8.51                                                      7.62                        7.72                        7.11

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                     AS OF      AS OF
                                    10/31/00   10/31/99
 ...........................................................
    KEMPER BLUE CHIP FUND CLASS A    $21.76     $20.76
 ...........................................................
    KEMPER BLUE CHIP FUND CLASS B    $21.30     $20.50
 ...........................................................
    KEMPER BLUE CHIP FUND CLASS C    $21.47     $20.64
 ...........................................................

 KEMPER BLUE CHIP FUND
 RANKINGS AS OF 10/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP VALUE FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #142 of 366 funds     #171 of 366 funds     #166 of 366 funds
 ....................................................................................
    5-YEAR        #41 of 166 funds      #71 of 166 funds      #69 of 166 funds
 ....................................................................................
    10-YEAR       #31 of 56 funds             N/A                   N/A
 ....................................................................................

 DIVIDEND REVIEW

DURING THE YEAR ENDED OCTOBER 31, 2000, KEMPER BLUE CHIP FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                             CLASS    CLASS    CLASS
                               A        B        C
 .........................................................
    LONG-TERM
    CAPITAL GAIN             $0.75    $0.75    $0.75
 .........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER BLUE CHIP FUND IN THE LARGE BLEND
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

BALANCE SHEET A listing of assets and net worth showing the position of a company at a certain time.

BENCHMARK A point of comparison for gauging relative performance. A fund's benchmark may be the overall stock market, an index or a peer-group average. To use a given benchmark effectively, it's essential to consider any differences between the benchmark and the fund.

GROWTH STOCK A stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

PRICE-TO-EARNINGS (P/E) RATIO The P/E ratio indicates about how much investors are paying for a company's earning power. The higher the P/E ratio, the more investors are paying and the more earnings growth they are expecting.

VALUATION A stock's price relative to an underlying measure of worth.

                                                                              28
TAX INFORMATION

AT A GLANCE

TERMS TO KNOW

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[LASTNAME PHOTO]

PORTFOLIO MANAGER TRACY MCCORMICK IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., AND LEAD PORTFOLIO MANAGER OF KEMPER BLUE CHIP FUND. MCCORMICK BRINGS MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND.

[LASTNAME PHOTO]
PORTFOLIO MANAGER GARY A. LANGBAUM, CFA, CONTRIBUTES MORE THAN 30 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. THE MANAGEMENT TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY PARTICULAR SECURITY.

                             STRONG STOCK SELECTION AND A DIVERSIFIED PORTFOLIO LED TO SOLID RETURNS FOR THE ONE-YEAR PERIOD ENDING OCTOBER 31, 2000. BELOW, LEAD PORTFOLIO MANAGER TRACY MCCORMICK DISCUSSES HOW SHE GUIDED KEMPER BLUE CHIP FUND THROUGH THIS CHALLENGING AND VOLATILE TIME.

Q     BEFORE YOU DETAIL KEMPER BLUE CHIP FUND'S PERFORMANCE, WILL YOU PROVIDE US
WITH AN OVERVIEW OF THE MARKET DURING THE ANNUAL PERIOD?

A     This has been a unique period characterized by increased volatility. The market ended 1999 on a positive note as high-flying technology issues fueled strong returns. Advances in the tech sector -- specifically semiconductors and wireless communications -- along with an active initial public offering (IPO) market, drove this favorable performance. As Y2K came and went without incident, the technology-dominated market continued its upward momentum even as the Federal Reserve Board continued to raise interest rates.

  After reaching new highs in February, equity markets made a sharp correction. This downturn was driven by investors retreating from high-P/E technology and Internet-related stocks, and moving into areas with more reasonable valuations. Value stocks gained some ground on growth stocks during this time on the strength of stronger-than-expected corporate earnings, fears about the more aggressive Fed policy and the continued concerns over high valuations of tech stocks. Surprisingly, big discount retail names that historically perform well during this type of market posted disappointing returns on the heels of the correction. But some growth areas did benefit, such as select pharmaceuticals and financial services.

  Economic data suggest that the Fed has succeeded in slowing the economy. But the market has shown some signs of rebounding. As the annual period ended, the market remained volatile, and performance continued to broaden beyond technology names.

Q     HOW DID KEMPER BLUE CHIP FUND PERFORM AGAINST THIS BACKDROP?

A     For the one-year period ending October 31, 2000, Kemper Blue Chip Fund gained 8.51 percent (Class A shares, unadjusted for any sales charge), outperforming its benchmark, the S&P 500 index, which returned 6.08 percent. This outperformance can be attributed to our intensive stock selection process, which leads us to some of the most attractive blue-chip stocks from a wide variety of market sectors.

  Over the long term, we set our sights on beating our benchmark, as well as outperforming our peers. But when considering the fund's performance relative to the index, it's important to keep in mind that the S&P 500 is "market-cap weighted." This means that the returns of the largest stocks are weighted more heavily than the returns of smaller stocks. Thus, during the period, the large technology issues drove the direction of index returns. The portfolio is more diversified than the S&P 500, though, so when the big tech names dropped, the fund proved more resilient than the index.

Q     HOW DID RISING INTEREST RATES AFFECT THE FUND?

A     The most notable impact of rising interest rates on the

PERFORMANCE UPDATE

portfolio was the beneficial effect on select financial stocks. We focused on financial subsectors that are less sensitive to commercial credit dynamics, such as insurance companies, brokerages and diversified financials. Our top-performing financial holdings included Citigroup, AIG and Hartford.

  Prior to the rate hikes, we were underweight in regional banks. These stocks tend to be more sensitive to higher interest rates, as investors fear that the banks' loan business will fall off in a higher-rate environment amid concern over credit risk. So, when bank stock performance slipped, the fund was not adversely affected, because we had already reduced these issues.

Q     HOW DID THE MARKET CORRECTION IN MARCH AFFECT THE FUND'S TECHNOLOGY
HOLDINGS?

A     Virtually all technology stocks took a nosedive during the correction.
Fortunately, the fund's focus on quality companies with solid earnings and proven track records helped mitigate losses. These types of large, established technology names generally declined less than their smaller, unproven, Internet-related counterparts. We were not invested in the more speculative Internet companies that have been slow to recover.

  Since March, the technology sector has been quite volatile, and our semiconductor holdings have struggled. Semiconductor companies make computer hardware and chips that are the building blocks for cellular and wireless communications, computers and calculators, as well as a host of other goods. A significant portion of our technology position was in semiconductors. But despite the recent downturn, we believe semiconductors still have long-term growth potential because they are such an integral part of the industry.

  In comparison with the S&P 500 benchmark, we are slightly underweighted in the tech sector. As of October 31, we had 23 percent invested in technology, compared with the S&P 500 weighting of 28 percent. This is a direct result of our more conservative approach, which involves intensive stock analysis and a disciplined selection process. We continue to look for fast-growing technology companies where we have conviction about their dynamics, business model, attractive valuation and management. Right now we are seeking the right entry points.

Q     HOW DID THE RECENT LEGAL PROCEEDINGS INVOLVING MICROSOFT, ONE OF THE
FUND'S TOP HOLDINGS, IMPACT PORTFOLIO PERFORMANCE?

A     This spring, in an antitrust lawsuit, Microsoft was ordered by a federal court to break up its operations. Although the case was appealed, the litigation created anxiety among investors. We saw that anxiety reflected in the volatility of the company's short-term stock price. We had hoped that the legal proceedings would not be a major issue and looked forward to a resolution with the government. When that didn't come, the stock reacted adversely.

  We believe the market overreacted, and we took advantage of that by adding to our position in Microsoft. Since that time, the stock price has rebounded, and we expect more gains as Microsoft's fundamentals continue to improve. Our analysis of Microsoft's business prospects shows that the company is well positioned to expand sales and earnings in the coming months. It is making great strides in developing products that will help it compete in the new Web-enabled technology market. We believe Microsoft will win its appeal in court. However, even if it doesn't win and is split in two, we believe there is enough value to compensate investors.

Q     WHAT HELPED PORTFOLIO PERFORMANCE?

A     Besides the previously mentioned technology and financial sectors, both health care and energy were among the fund's best performing areas.

  Pharmaceutical companies boosted fund performance as investors fled high-priced technology issues for established names with more reasonable valuations and growth potential. New products and good pipelines helped propel top holdings, such as Abbott Labs, during the period. Although we're pleased with the sector's strong performance, we're also cautiously optimistic. We expect the industry to remain volatile at least until the new president assumes office. Based on this uncertainty, health care is a sector we will continue to examine closely. We still like the long-term outlook for this sector, though, and continue to seek out opportunities in companies with acceptable valuations.

  The energy sector came back to life, thanks to higher oil prices. These higher prices helped the fund's investments in oil service companies to enjoy strong gains. Companies involved in this subsector of oil benefited as the large, integrated oil companies such as Exxon Mobil increased their drilling and exploration operations. Even though oil prices have begun to stabilize, we still see more growth ahead for these companies.

PERFORMANCE UPDATE

  Another area that produced positive returns, at least during the first half of the period, was media stocks. CBS, which merged with Viacom, was among our best performers. Some of our biggest names in this sector have "buried" Internet holdings -- subsidiaries or divisions directly involved in the Internet business -- that had previously enhanced portfolio performance. But our media stocks took a downward turn late in the period. This was a direct result of investor concern over the business plans of some of the spin-off companies in the "buried" Internet start-ups, as well as concern that advertising would weaken in a rising-interest-rate environment. We view this as a temporary setback and believe Viacom will regain its momentum.

Q     WHAT WERE SOME AREAS THAT WERE DISAPPOINTING FOR KEMPER BLUE CHIP FUND?

A     Some of our retail holdings have been a disappointment. These types of consumer stocks were hurt by rising interest rates as investors became increasingly concerned about the slowing economy. We're invested in discount retailers such as Target and Wal-Mart, which typically fare better than other retailers as interest rates rise because of the value they represent for consumers. However, these holdings have struggled amid concerns of an increased economic slowdown. We believe this underperformance is just a temporary situation. Looking ahead, we see demographics continuing to favor growth in the labor force, which would create more income and likely result in increased consumer discretionary spending. We believe rates have peaked and expect to see improved performance from these retailers, which are quality companies with strong long-term earnings track records. In fact, we believe we'll see continued growth in the labor force, which would create more income and increased discretionary spending. Dominant retailers, such as those we hold in the fund, should do well.

  The communication services sector also did not perform as well as we had anticipated. Some of the top names posted disappointing returns, which were mainly the result of increased competition. Our holdings in Communication Services were reduced by approximately 50 percent from last year. This represents a 50 percent slash in our position since last year. Thus, even though this area hurt fund performance, our decision to reduce exposure to communication service names helped limit the impact.

Q     CAN YOU TELL US ABOUT YOUR BUY AND SELL PROCESS?

A     Successful stock selection is about the quality of information, and about using the most relevant facts in the most appropriate way. We use a rigorous, "growth-at-a-reasonable-price" discipline. We seek to uncover quality large-cap stocks that are trading at attractive prices relative to their growth potential. Intensive, proprietary research is key to our process. We don't make our decisions based on the Wall Street crowd, unsubstantiated rumors or wishful thinking. We evaluate companies' balance sheets, management and product lines, as well as industry trends and competitive positioning. Here, our goal is to find a catalyst for excellent long-term growth. These catalysts come from a variety of sources, including innovative product development, cost-cutting strategies and management changes, to name just a few.

  Our investment process is grounded in discipline. That's true for both our buy and sell strategies. We begin to put an exit strategy into play when a stock reaches our preestablished price targets or when we see signs of potential deterioration in fundamentals or earnings growth.

Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A     The market may indeed be poised for a rally -- inflation is in check, the
Fed appears to be done raising rates, and despite the slowdown, the economy is still strong overall. We believe this economic slowdown has been fundamentally sound and good for the market as a whole. But if the slowdown continues, fears of a recession could cause additional weakness in equity markets.

  Despite volatility in the technology sector, these issues are becoming more attractive as their prices drop down to more reasonable levels and growth rates look good. Overall, however, the market lacks notable trends, and investors are looking ahead for signs of where to move next. We will continue to enhance the quality of the portfolio by adding growth companies that have excellent long-term potential and superior fundamentals.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                           1-YEAR   5-YEAR   10-YEAR        LIFE OF CLASS
----------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS A           2.26%   17.77%    15.71%   13.08% (since 11/23/87)
 ..............................................................................................
    KEMPER BLUE CHIP FUND CLASS B           4.62    18.09       n/a     17.52 (since 5/31/94)
 ..............................................................................................
    KEMPER BLUE CHIP FUND CLASS C           7.72    18.26       n/a     17.66 (since 5/31/94)
 ..............................................................................................

KEMPER BLUE CHIP FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 11/30/87 to 10/31/2000
[LINE GRAPH]

                                                               KEMPER BLUE CHIP FUND CLASS A1          S&P 500 STOCK INDEX+
                                                               ------------------------------          --------------------
11/30/87                                                                    9424                              10000
                                                                            9518                              10729
                                                                            8886                              12059
                                                                           11308                              15345
12/31/90                                                                   11581                              14339
                                                                           16726                              18111
                                                                           16526                              18919
                                                                           17157                              20254
                                                                           16273                              19942
12/31/95                                                                   21435                              26745
                                                                           27372                              32164
                                                                           34546                              42138
                                                                           39520                              53375
                                                                           49827                              63797
10/31/00                                                                   49105                              62067

KEMPER BLUE CHIP FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 05/31/94 to 10/31/2000
[LINE GRAPH]

                                                               KEMPER BLUE CHIP FUND CLASS B1          S&P 500 STOCK INDEX+
                                                               ------------------------------          --------------------
5/31/94                                                                    10000                              10000
                                                                            9576                               9732
                                                                            9928                              10136
                                                                            9809                              10061
                                                                           10591                              10968
                                                                           11444                              11933
                                                                           12219                              12802
                                                                           12828                              13492
3/31/96                                                                    13799                              14140
                                                                           14349                              14691
                                                                           15303                              15057
                                                                           16232                              16227
                                                                           16374                              16585
                                                                           18666                              19390
                                                                           20323                              20751
                                                                           20319                              21258
3/31/98                                                                    22505                              24135
                                                                           22317                              24838
                                                                           19370                              22278
                                                                           23094                              26927
                                                                           24066                              28179
                                                                           26150                              30070
                                                                           24488                              28099
                                                                           28820                              32185
                                                                           29257                              32828
                                                                           28489                              31864
                                                                           28569                              31468
10/31/00                                                                   28211                              31312

KEMPER BLUE CHIP FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 05/31/94 to 10/31/2000
[LINE GRAPH]

                                                               KEMPER BLUE CHIP FUND CLASS C1          S&P 500 STOCK INDEX+
                                                               ------------------------------          --------------------
5/31/94                                                                    10000                              10000
                                                                            9577                               9732
                                                                            9944                              10136
                                                                            9838                              10061
                                                                           10637                              10968
                                                                           11493                              11933
                                                                           12277                              12802
                                                                           12890                              13492
3/31/96                                                                    13853                              14140
                                                                           14404                              14691
                                                                           15376                              15057
                                                                           16310                              16227
                                                                           16464                              16585
                                                                           18762                              19390
                                                                           20430                              20751
                                                                           20432                              21258
3/31/98                                                                    22630                              24135
                                                                           22443                              24838
                                                                           19496                              22278
                                                                           23207                              26927
                                                                           24191                              28179
                                                                           26314                              30070
                                                                           24703                              28099
                                                                           29036                              32185
                                                                           29460                              32828
                                                                           28705                              31864
                                                                           28771                              31468
10/31/00                                                                   28427                              31312

  PERFORMANCE IS HISTORICAL AND INCLUDES
  REINVESTMENT OF DIVIDENDS AND CAPITAL
  GAINS. INVESTMENT RETURN AND PRINCIPAL
  VALUE WILL FLUCTUATE WITH CHANGING
  MARKET CONDITIONS, SO THAT WHEN
  REDEEMED, SHARES MAY BE WORTH MORE OR
  LESS THAN THEIR ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 5.75%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) IS 4%. CLASS C SHARES
  HAVE NO SALES CHARGE ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS AT THE
  END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER BLUE CHIP FUND
    CLASS A SHARES WITH THE STANDARD &
    POOR'S 500 STOCK INDEX, YOU SHOULD
    ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

++THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
Data shows the percentage of the common stocks in the portfolio that each sector represented on October 31, 2000, and on October 31, 1999.
[BAR GRAPH]

                                                                  KEMPER BLUE CHIP FUND ON           KEMPER BLUE CHIP FUND ON
                                                                          10/31/00                           10/31/99
                                                                  ------------------------           ------------------------
Technology                                                                 24.10                              18.60
Finance                                                                    19.90                              14.90
Health care                                                                17.80                              12.90
Consumer non-durables                                                      12.30                              19.40
Communication services                                                      8.60                              16.10
Capital goods                                                               7.90                               8.80
Energy                                                                      6.20                               5.60
Basic materials                                                             3.20                               2.90
Transportation                                                              0.00                               0.80

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Blue Chip Fund represented on October 31, 2000, compared with the industry sectors that make up the fund's benchmark, the S&P 500 Stock index. [BAR GRAPH]

                                                                  KEMPER BLUE CHIP FUND ON            S&P 500 STOCK INDEX ON
                                                                          10/31/00                           10/31/00
                                                                  ------------------------            ----------------------
Technology                                                                  24.1                               29.5
Finance                                                                     19.9                               15.7
Health care                                                                 17.8                               11.4
Consumer non-durables                                                       12.3                               17.1
Communication services                                                       8.6                                6.3
Capital goods                                                                7.9                                8.6
Energy                                                                       6.2                                5.9
Basic materials                                                              3.2                                1.7
Transportation                                                                 0                                0.5
Utilities                                                                      0                                3.3

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

LARGEST EQUITY HOLDINGS
Representing 24.8 percent of Kemper Blue Chip Fund's total net assets on October 31, 2000

            COMPANY                       DESCRIPTION                            %
------------------------------------------------------------------------------------
1.          GENERAL ELECTRIC              A broadly diversified company with    3.6%
                                          major business in power
                                          generators, appliances, lighting,
                                          plastics, medical systems,
                                          aircraft engines, financial
                                          services and broadcasting
------------------------------------------------------------------------------------
2.          CISCO SYSTEMS                 Large, comprehensive supplier of      2.8%
                                          routing software and related
                                          systems that direct the flow of
                                          data between local networks
------------------------------------------------------------------------------------
3.          PEPSICO                       One of the largest international      2.8%
                                          soft drink and snack food
                                          producers
------------------------------------------------------------------------------------
4.          PFIZER                        A research-based pharmaceutical       2.6%
                                          company involved in the discovery,
                                          development, manufacturing and
                                          marketing of medicines for humans
                                          and animals
------------------------------------------------------------------------------------
5.          MICROSOFT                     Develops, markets and supports a      2.4%
                                          variety of microcomputer software,
                                          operating systems, language and
                                          application programs, related
                                          books and peripheral devices
------------------------------------------------------------------------------------
6.          AMERICAN                      A holding company engaged in          2.2%
            INTERNATIONAL                 insurance and insurance-related
            GROUP                         activities in the U.S. and abroad.
                                          AIG's primary activities are
                                          general insurance and life
                                          insurance operations
------------------------------------------------------------------------------------
7.          INTEL                         Engaged in the design,                2.2%
                                          development, manufacture and sale
                                          of advanced microcomputer
                                          components
------------------------------------------------------------------------------------
8.          ABBOTT                        Develops, manufactures and markets    2.1%
            LABORATORIES                  pharmaceutical and nutritional
                                          products and services that improve
                                          diagnostic, therapeutic and
                                          nutritional practices
------------------------------------------------------------------------------------
9.          BAXTER                        An international market-leader in     2.1%
            INTERNATIONAL                 health care that develops,
                                          manufactures and distributes a
                                          diversified line of products,
                                          systems and services for
                                          hospitals, clinical and medical
                                          research laboratories, blood and
                                          dialysis centers, rehabilitation
                                          centers and nursing homes
------------------------------------------------------------------------------------
10.         EXXON MOBIL                   Engaged in the exploration,           2.0%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products
------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND
Portfolio of Investments at October 31, 2000

    REPURCHASE AGREEMENT--0.1%                                                      PRINCIPAL AMOUNT       VALUE
                                             State Street Bank and Trust Company,
                                               6.550% to be repurchased at
                                               $100,018 on 11/01/200 (a)
                                             (Cost $100,000)                          $   100,000      $      100,000
                                             ----------------------------------------------------------------------------
    COMMERCIAL PAPER--4.9%

    COMMUNICATIONS--2.2%
    TELEPHONE/COMMUNICATIONS
                                             AT&T Corp., 6.560%, 11/10/2000            14,000,000          13,977,040
                                             Lucent Technologies, Inc., 6.480%,
                                               11/01/2000                              12,000,000          12,000,000
                                             ----------------------------------------------------------------------------
                                                                                                           25,977,040

    FINANCIAL--0.3%
    OTHER FINANCIAL COMPANIES
                                             Merrill Lynch & Co., Inc., 6.480%,
                                               11/13/2000                               3,500,000           3,492,417
                                             ----------------------------------------------------------------------------

    ENERGY--1.2%
    OIL & GAS PRODUCTION
                                             Enron Corp., 6.600%, 11/06/2000           15,000,000          14,986,250
                                             ----------------------------------------------------------------------------

    MISCELLANEOUS--1.2%
    MISCELLANEOUS
                                             Countrywide Home Loan, 6.540%,
                                               11/02/2000                              14,000,000          13,997,464
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (Cost $58,453,171)                                            58,453,171
                                             ----------------------------------------------------------------------------
    COMMON STOCKS--95.0%                                                                 SHARES

    CONSUMER DISCRETIONARY--4.6%
    DEPARTMENT & CHAIN STORES
                                             Home Depot, Inc.                             337,000          14,491,000
                                             Kohl's Corp.*                                230,000          12,463,125
                                             Target Corp.                                 360,000           9,945,000
                                             Wal-Mart Stores, Inc.                        390,600          17,723,475
                                             ----------------------------------------------------------------------------
                                                                                                           54,622,600
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--7.7%
    FOOD & BEVERAGE--4.8%
                                             Coca-Cola Co.                                150,000           9,056,250
                                             H.J. Heinz Co.                               376,700          15,797,856
                                             PepsiCo, Inc.                                680,000          32,937,500
                                             ----------------------------------------------------------------------------
                                                                                                           57,791,606

    PACKAGE GOODS/COSMETICS--2.9%
                                             Clorox Co.                                   248,500          11,089,312
                                             Colgate-Palmolive Co.                        220,000          12,927,200
                                             Procter & Gamble Co.                         150,000          10,715,625
                                             ----------------------------------------------------------------------------
                                                                                                           34,732,137

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES            VALUE
    HEALTH--17.8%
    BIOTECHNOLOGY--2.5%
                                             Genzyme Corporation-General Division*        100,000      $    7,100,000
                                             Immunex Corp.*                               130,000           5,533,125
                                             PE Corp-PE Biosystems Group                  145,000          16,965,000
                                             ----------------------------------------------------------------------------
                                                                                                           29,598,125

    HOSPITAL MANAGEMENT--0.5%
                                             Tenet Healthcare Corp.                       150,000           5,896,875
                                             ----------------------------------------------------------------------------

    MEDICAL SUPPLY & SPECIALTY--4.2%
                                             Baxter International, Inc.                   300,000          24,656,250
                                             Becton, Dickinson & Co.                      464,000          15,544,000
                                             Guidant Corp.*                               190,000          10,058,125
                                             ----------------------------------------------------------------------------
                                                                                                           50,258,375

    PHARMACEUTICALS--10.6%
                                             Abbott Laboratories                          470,000          24,821,875
                                             Allergan, Inc.                               147,800          12,424,437
                                             Alza Corp.                                   200,000          16,187,500
                                             American Home Products Corp.                 240,000          15,240,000
                                             Eli Lilly & Co.                              125,000          11,171,875
                                             Merck & Co., Inc.                            175,000          15,739,063
                                             Pfizer, Inc.                                 722,500          31,202,969
                                             ----------------------------------------------------------------------------
                                                                                                          126,787,719
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--3.7%
    TELEPHONE/COMMUNICATIONS
                                             BroadWing, Inc.*                             456,600          12,898,950
                                             Qwest Communications International,
                                               Inc.*                                      300,000          14,587,500
                                             SBC Communications, Inc.                     300,000          17,306,250
                                             ----------------------------------------------------------------------------
                                                                                                           44,792,700
-------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--18.4%
    BANKS--4.7%
                                             Citigroup, Inc.                              406,666          21,400,798
                                             FleetBoston Financial Corp.                  330,000          12,540,000
                                             Washington Mutual, Inc.                      220,000           9,680,000
                                             Wells Fargo Co.                              265,000          12,272,813
                                             ----------------------------------------------------------------------------
                                                                                                           55,893,611

    INSURANCE--8.5%
                                             Allstate Corp.                               150,000           6,037,500
                                             American International Group, Inc.           268,562          26,319,076
                                             Aon Corp.                                    282,900          11,722,668
                                             Cigna Corp.                                  107,900          13,158,405
                                             Hartford Financial Services Group,
                                               Inc.                                       244,200          18,177,638
                                             Jefferson Pilot Corp.                        148,150          10,185,313
                                             St. Paul Companies, Inc.                     306,000          15,682,500
                                             ----------------------------------------------------------------------------
                                                                                                          101,283,100

    CONSUMER FINANCE--3.9%
                                             American Express Co.                         296,000          17,760,000
                                             Capital One Finance Corp.                    185,000          11,678,125
                                             Household International, Inc.                358,916          18,057,961
                                             ----------------------------------------------------------------------------
                                                                                                           47,496,086

    OTHER FINANCIAL COMPANIES--1.3%
                                             Marsh & McLennan Companies, Inc.             120,000          15,690,000
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.5%
    BROADCASTING & ENTERTAINMENT--2.7%
                                             Infinity Broadcasting Corp. "A"*             198,801           6,610,160
                                             The Walt Disney Co.                          340,000          12,176,250
                                             Viacom, Inc "B"*                             239,749          13,635,724
                                             ----------------------------------------------------------------------------
                                                                                                           32,422,134

    CABLE TELEVISION--0.8%
                                             AT&T Corp.--Liberty Media Group "A"*         545,000           9,810,000
                                             ----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES            VALUE

    SERVICE INDUSTRIES--3.2%
    ENVIRONMENTAL SERVICES--0.9%
                                             Transocean Sedo Forex, Inc.                  204,460      $   10,836,380
                                             ----------------------------------------------------------------------------

    INVESTMENT--1.1%
                                             Merrill Lynch & Co., Inc.                    180,000          12,600,000
                                             ----------------------------------------------------------------------------

    MISCELLANEOUS COMMERCIAL--0.5%
                                             Siebel Systems, Inc.*                         65,000           6,820,938
                                             ----------------------------------------------------------------------------

    PRINTING/PUBLISHING--0.7%
                                             McGraw-Hill, Inc.                            128,700           8,260,931
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--3.3%
    AEROSPACE
                                             Boeing Co.                                   255,000          17,292,187
                                             United Technologies Corp.                    320,000          22,340,000
                                             ----------------------------------------------------------------------------
                                                                                                           39,632,187
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--4.6%
    DIVERSIFIED MANUFACTURING
                                             General Electric Co.                         778,400          42,666,050
                                             Tyco International Ltd.                      209,744          11,889,863
                                             ----------------------------------------------------------------------------
                                                                                                           54,555,913
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--23.3%
    COMPUTER SOFTWARE--5.7%
                                             America Online, Inc.*                        230,000          11,598,900
                                             Intuit, Inc.*                                165,000          10,137,188
                                             Microsoft Corp.*                             405,000          27,894,375
                                             Oracle Corp.*                                582,600          19,225,800
                                             ----------------------------------------------------------------------------
                                                                                                           68,856,263

    DIVERSE ELECTRONIC PRODUCTS--4.3%
                                             Applied Materials, Inc.*                     153,600           8,160,000
                                             General Motors Corp. "H" (New)*              470,000          15,228,000
                                             Motorola Inc.                                470,000          11,720,625
                                             Solectron Corp.*                             364,000          16,016,000
                                             ----------------------------------------------------------------------------
                                                                                                           51,124,625

    EDP PERIPHERALS--1.5%
                                             EMC Corp.*                                   100,000           8,906,250
                                             VERITAS Software Corp.*                       67,000           9,448,047
                                             ----------------------------------------------------------------------------
                                                                                                           18,354,297

    ELECTRONIC COMPONENTS--3.7%
                                             Analog Devices, Inc.*                         95,000           6,175,000
                                             Cisco Systems, Inc.*                         612,400          32,993,050
                                             Juniper Networks, Inc.*                       27,000           5,265,000
                                             ----------------------------------------------------------------------------
                                                                                                           44,433,050

    ELECTRONIC DATA PROCESSING--4.2%
                                             International Business Machines Corp.        170,000          16,745,000
                                             Radioshack Corp                              215,000          12,819,375
                                             Sun Microsystems, Inc.*                      184,000          20,401,000
                                             ----------------------------------------------------------------------------
                                                                                                           49,965,375

    SEMICONDUCTORS--3.9%
                                             Intel Corp.                                  566,800          25,506,000
                                             Texas Instruments, Inc.                      275,000          13,492,188
                                             Xilinx, Inc.*                                102,600           7,432,088
                                             ----------------------------------------------------------------------------
                                                                                                           46,430,276

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES            VALUE

    ENERGY--4.9%
    OIL & GAS PRODUCTION--3.6%
                                             Exxon Mobil Corp.                            267,443      $   23,852,572
                                             Nabors Industries, Inc.                      125,000           6,362,500
                                             Royal Dutch Petroleum Co. (New York
                                               shares)                                    210,000          12,468,750
                                             ----------------------------------------------------------------------------
                                                                                                           42,683,822

    OILFIELD SERVICES--1.3%
                                             Schlumberger Ltd.                            213,000          16,214,625
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $897,527,496)                                        1,137,843,750
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $956,080,667)(b)                                    $1,196,396,921
                                             ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security

(a) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(b) The cost for federal income tax purposes was $959,237,713. At October 31, 2000, the net unrealized appreciation for all securities based on tax cost was $237,159,208. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $263,205,351 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $26,046,143.

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

ASSETS
Investments in securities, at value,
(cost $956,080,667)                                             $1,196,396,921
------------------------------------------------------------------------------
Cash                                                                       629
------------------------------------------------------------------------------
Receivable for investments sold                                      4,657,504
------------------------------------------------------------------------------
Dividends receivable                                                   535,256
------------------------------------------------------------------------------
Interest receivable                                                         18
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      2,383,758
------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,203,974,086
------------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   10,587,895
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     1,590,414
------------------------------------------------------------------------------
Accrued management fee                                                 544,254
------------------------------------------------------------------------------
Other payables and accrued expenses                                  1,351,250
------------------------------------------------------------------------------
Total liabilities                                                   14,073,813
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,189,900,273
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on investment
securities                                                      $  240,316,254
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                29,596,268
------------------------------------------------------------------------------
Paid-in capital                                                    919,987,751
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,189,900,273
------------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($650,881,347 / 29,909,730 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $21.76
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $21.76)                $23.09
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($453,924,087 / 21,310,597 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $21.30
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($75,076,436 /
  3,496,444 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $21.47
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price
  ($10,018,403 / 453,031 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $22.11
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $64,531)            $ 8,418,900
---------------------------------------------------------------------------
Interest                                                          3,102,232
---------------------------------------------------------------------------
Total income                                                     11,521,132
---------------------------------------------------------------------------
Expenses:
Management fee                                                    6,221,014
---------------------------------------------------------------------------
Services to shareholders                                          3,623,508
---------------------------------------------------------------------------
Custodian fees                                                       40,962
---------------------------------------------------------------------------
Distribution services fees                                        3,651,963
---------------------------------------------------------------------------
Administrative service fees                                       2,714,425
---------------------------------------------------------------------------
Auditing                                                             36,074
---------------------------------------------------------------------------
Legal                                                                17,424
---------------------------------------------------------------------------
Trustees' fees and expenses                                          21,799
---------------------------------------------------------------------------
Reports to shareholders                                             530,172
---------------------------------------------------------------------------
Registration fees                                                   163,217
---------------------------------------------------------------------------
Other                                                                31,426
---------------------------------------------------------------------------
Total expenses before expense reductions                         17,051,984
---------------------------------------------------------------------------
Expense reductions                                                  (81,003)
---------------------------------------------------------------------------
Total expenses, after expense reductions                         16,970,981
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (5,449,849)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      30,909,429
---------------------------------------------------------------------------
Foreign currency related transactions                                   346
---------------------------------------------------------------------------
                                                                 30,909,775
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   53,432,133
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       84,341,908
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $78,892,059
---------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED OCTOBER 31,
                                                                --------------------------------------
                                                                     2000                     1999
INCREASE (DECREASE) IN NET ASSETS
Operations: Net investment income (loss)                        $   (5,449,849)             (1,348,906)
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            30,909,775              35,072,714
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      53,432,133             138,413,121
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          78,892,059             172,136,929
------------------------------------------------------------------------------------------------------
Distributions to shareholders: From net investment income
------------------------------------------------------------------------------------------------------
From net realized gains Class A                                    (20,180,311)             (9,482,133)
------------------------------------------------------------------------------------------------------
Class B                                                            (12,653,899)             (4,421,632)
------------------------------------------------------------------------------------------------------
Class C                                                             (1,821,374)               (590,807)
------------------------------------------------------------------------------------------------------
Class I                                                               (354,023)               (115,367)
------------------------------------------------------------------------------------------------------
Fund share transactions: Proceeds from shares sold                 780,761,798             508,285,929
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       33,068,135              13,913,535
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (582,820,955)           (346,488,611)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       231,008,978             175,710,853
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  274,891,430             333,237,843
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  915,008,843             581,771,000
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $1,189,900,273             915,008,843
------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                        CLASS A
                                                                YEARS ENDED OCTOBER 31,
                                                    -----------------------------------------------
                                                     2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                   $20.76     16.61     17.68     17.14     14.87
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                       (.03)      .02       .11       .18       .22
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                              1.78      4.55      1.17      3.70      3.45
---------------------------------------------------------------------------------------------------
Total from investment operations                       1.75      4.57      1.28      3.88      3.67
---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    --        --      (.16)     (.21)     (.20)
---------------------------------------------------------------------------------------------------
Net realized gain on investment transactions           (.75)     (.42)    (2.19)    (3.13)    (1.20)
---------------------------------------------------------------------------------------------------
Total distributions                                    (.75)     (.42)    (2.35)    (3.34)    (1.40)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                         $21.76     20.76     16.61     17.68     17.14
---------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                     8.51     27.96      7.80     26.78     26.72
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)          650,881   547,027   378,450   307,726   198,968
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.17      1.19      1.29      1.19      1.26
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.16      1.19      1.29      1.19      1.26
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.14)      .13       .62      1.07      1.40
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              89        75       157       183       166
---------------------------------------------------------------------------------------------------

                                                                        CLASS B
                                                                YEARS ENDED OCTOBER 31,
                                                    -----------------------------------------------
                                                     2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                   $20.50     16.55     17.61     17.09     14.82
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                       (.20)     (.14)     (.03)      .04       .10
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                              1.75      4.51      1.17      3.67      3.45
---------------------------------------------------------------------------------------------------
Total from investment operations                       1.55      4.37      1.14      3.71      3.55
---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    --        --      (.01)     (.06)     (.08)
---------------------------------------------------------------------------------------------------
Net realized gain on investment transactions           (.75)     (.42)    (2.19)    (3.13)    (1.20)
---------------------------------------------------------------------------------------------------
Total distributions                                    (.75)     (.42)    (2.20)    (3.19)    (1.28)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                         $21.30     20.50     16.55     17.61     17.09
---------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                     7.62     26.83      6.96     25.62     25.82
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)          453,924   314,154   174,475   123,449    54,085
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.98      2.07      2.10      2.06      2.08
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.97      2.07      2.10      2.06      2.08
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.95)     (.75)     (.19)      .20       .58
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              89        75       157       183       166
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             CLASS C
                                                                     YEARS ENDED OCTOBER 31,
                                                         -----------------------------------------------
                                                          2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $20.64    16.65    17.69    17.15     14.88
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                           (.20)    (.13)    (.01)     .03       .10
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                             1.78     4.54     1.18     3.71      3.45
--------------------------------------------------------------------------------------------------------
Total from investment operations                           1.58     4.41     1.17     3.74      3.55
--------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                        --       --     (.02)    (.07)     (.08)
--------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions               (.75)    (.42)   (2.19)   (3.13)    (1.20)
--------------------------------------------------------------------------------------------------------
Total distributions                                        (.75)    (.42)   (2.21)   (3.20)    (1.28)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $21.47    20.64    16.65    17.69     17.15
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                         7.72    26.91     7.08    25.71     25.75
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)               75,076   44,158   22,745   10,609     3,105
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            1.93     1.98     2.03     2.00      2.05
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             1.93     1.97     2.03     2.00      2.05
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  (.91)    (.65)    (.12)     .26       .61
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  89       75      157      183       166
--------------------------------------------------------------------------------------------------------

                                                                             CLASS I
                                                                                          NOVEMBER 22
                                                            YEARS ENDED OCTOBER 31,        1995 TO
                                                         ------------------------------   OCTOBER 31,
                                                          2000    1999    1998    1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $20.99   16.68   17.72   17.18       15.30
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                            .08     .13     .21     .32         .36
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                             1.79    4.60    1.19    3.58        2.96
---------------------------------------------------------------------------------------------------------
Total from investment operations                           1.87    4.73    1.40    3.90        3.32
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                        --      --    (.25)   (.23)       (.24)
---------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions               (.75)   (.42)  (2.19)  (3.13)      (1.20)
---------------------------------------------------------------------------------------------------------
Total distributions                                        (.75)   (.42)  (2.44)  (3.36)      (1.44)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $22.11   20.99   16.68   17.72       17.18
---------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                         9.01   28.81    8.53   26.89       21.89*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)               10,018   9,669   5,600   5,107          14
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             .69     .72     .68     .70        1.31**
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              .68     .72     .68     .70        1.31**
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   .34     .60    1.23    1.56        1.33**
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  89      75     157     183         166
---------------------------------------------------------------------------------------------------------

 *   Not annualized
**  Annualized
(a)  Based on monthly average shares outstanding during the period.
(b)  Total return does not reflect the effect of sales charge.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Blue Chip Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the

NOTES TO FINANCIAL STATEMENTS

                             prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250 million of average daily net assets declining to 0.42% of average daily net

NOTES TO FINANCIAL STATEMENTS

                             assets in excess of $12.5 billion. The Fund incurred a management fee of $6,221,014 for the year ended October 31, 2000 which is equivalent to an annualized effective rate of .55%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 2000 are $190,719.

                             For services under the distribution services agreement, the Fund pays KDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 2000 are $4,790,071 of which $328,345 is unpaid at October 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended October 31, 2000 are $2,714,425 of which $243,655 was unpaid at October 31, 2000, and of which $3,847 was paid to KDI affiliates.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $2,811,568 for the year ended October 31, 2000 of which $523,213 is unpaid at October 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended October 31, 2000, the Fund made no payments to its officers and incurred trustees fees of $21,799 to independent trustees.

--------------------------------------------------------------------------------

3
     INVESTMENT
     TRANSACTIONS            For the year ended October 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $1,116,699,301

                             Proceeds from sales                     954,709,066

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                        YEAR ENDED                          YEAR ENDED
                                                                     OCTOBER 31, 2000                    OCTOBER 31, 1999
                                                              ------------------------------      ------------------------------
                                                                SHARES            AMOUNT            SHARES            AMOUNT
                                       SHARES SOLD
                                        Class A                20,925,009      $ 453,359,979       14,128,703      $ 272,091,695
                                       -----------------------------------------------------------------------------------------
                                        Class B                12,084,997        256,660,809        9,082,693        173,986,763
                                       -----------------------------------------------------------------------------------------
                                        Class C                 2,571,117         54,940,426        1,551,314         29,889,535
                                       -----------------------------------------------------------------------------------------
                                        Class I                   245,812          5,443,016          242,600          4,717,775
                                       -----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   903,118         19,209,226          513,215          9,053,120
                                       -----------------------------------------------------------------------------------------
                                        Class B                   562,070         11,786,584          237,981          4,181,337
                                       -----------------------------------------------------------------------------------------
                                        Class C                    81,359          1,718,306           31,920            563,712
                                       -----------------------------------------------------------------------------------------
                                        Class I                    16,443            354,019            6,474            115,366
                                       -----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (18,749,225)      (407,630,597)     (12,065,224)      (232,506,262)
                                       -----------------------------------------------------------------------------------------
                                        Class B                (6,176,446)      (131,261,047)      (4,168,565)       (79,247,862)
                                       -----------------------------------------------------------------------------------------
                                        Class C                (1,295,015)       (27,656,672)        (894,470)       (17,299,123)
                                       -----------------------------------------------------------------------------------------
                                        Class I                  (269,884)        (5,915,071)        (240,192)        (4,557,203)
                                       -----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   478,806         10,357,568          670,452         12,878,161
                                       -----------------------------------------------------------------------------------------
                                        Class B                  (487,010)       (10,357,568)        (677,251)       (12,878,161)
                                       -----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN ACQUISITION (SEE NOTE 8)
                                        Class A                        --                 --          324,000          5,950,000
                                       -----------------------------------------------------------------------------------------
                                        Class B                        --                 --          277,000          5,074,000
                                       -----------------------------------------------------------------------------------------
                                        Class C                        --                 --           84,000          1,540,000
                                       -----------------------------------------------------------------------------------------
                                        Class I                        --                 --          116,000          2,158,000
                                       -----------------------------------------------------------------------------------------
                                        NET INCREASE
                                        (DECREASE)
                                        FROM CAPITAL
                                        SHARE TRANSACTIONS                     $ 231,008,978                       $ 175,710,853
                                       -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended, the Fund's custodian fees and transfer agent fees were reduced by $3,541 and $77,462, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF
     CREDIT The Fund and several Kemper funds (the "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7
     ACQUISITION OF ASSETS   On February 5, 1999, the Fund acquired all the net
                             assets of Kemper Quantitative Equity Fund pursuant to a plan of reorganization approved by shareholders on September 18, 1998. The acquisition was accomplished by tax-free exchanges of 324,000, 277,000, 84,000 and 116,000 shares of Class A,
                             Class B, Class C and Class I respectively, of the
                             Fund (valued at $5,950,000, $5,074,000, $1,540,000
                             and $2,158,000) for 430,000, 376,000, 114,000 and
                             155,000 shares of Class A, Class B, Class C and
                             Class I, respectively, of Kemper Quantitative
                             Equity Fund outstanding on February 5, 1999. Kemper
                             Quantitative Equity Fund's net assets at the date
                             ($14,722,000), including $3,618,000 of unrealized
                             appreciation, were combined with those of the Fund.
                             The aggregate net assets of the Fund immediately before the acquisition were $666,287,000. The combined net assets of the Fund immediately following the acquisition were $681,009,000.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER BLUE CHIP FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Blue Chip Fund as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Blue Chip Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                              ERNST & YOUNG LOGO

                                          Chicago, Illinois

                                          December 15, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $0.75 per share from net long-term capital gains during its year ended 10/31/2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $34,886,000 as capital gain dividends for its year ended 10/31/2000, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

NOTES

NOTES

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
ROBERT B. HOFFMAN                                                   BRENDA LYONS
Trustee                           TRACY MCCORMICK                   Assistant Treasurer
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and             WILLIAM F. TRUSCOTT
Vice President                    Vice President
SHIRLEY D. PETERSON
Trustee
WILLIAM T. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund/Growth Style prospectus.
KBCF - 2 (12/22/00) 4793
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)